Subsequent Events	12 Months Ended
Oct. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
20.	SUBSEQUENT EVENTS

On December 7, 2023. the Company entered into the Teck Alliance Agreement with Teck and received $1.5 million cash, primarily for the reimbursement of certain related expenses made by the Company prior to the Teck Alliance Agreement until December 31, 2023. Upon the terms and subject to the conditions set forth in the Teck Alliance Agreement, in order for Teck to earn and maintain its option, Teck must have contributed for the exploration expenditure of $5 million for two licenses packages totaling approximately 1,736 square kilometers located in Pavlodar, Kazakhstan before December 31, 2025 (the “Initial Exploration Period”). Of this, $2 million is a firm commitment to be completed in calendar year 2024. Funding is made on a quarterly basis based on the subsequent quarter’s exploration budget.

On the completion of the Initial Exploration Period, Teck may exercise an option in the Teck Alliance Agreement by selecting up to four designated properties up to 120 square kilometers each. Teck must have paid $500,000 for each designated property to the Company as an additional reimbursement for the previously invested exploration expenditure.

Teck will have three options to earn and maintain its option:

●	“First Option”: Teck may elect to solely fund $5.5 million over the next two years ($2.5 million committed in Year 1) and on completion will be deemed to own 51% of the designated property,
●	“Second Option”: Teck may elect to solely fund $18 million over the next three years ($5 million committed in Year 1) to earn an additional 14% (total of 65%) of the designated property,
●	“Third Option”: Teck may elect to solely fund $24 million over four years ($6 million committed in Year 1) to earn an additional 10% (total of 75%) of the designated property.

If Teck elects not to continue with the Teck Alliance Agreement before December 31, 2025, the license will remain 100% owned by the Company. The exploration programs will be initially managed by the Company, with Teck being able to approve the exploration program funded by it. Thereafter, Teck will have the right to assume the role of manager. If the Teck Alliance Agreement is terminated by Teck without cause at the Initial Exploration Period, the Company is under no obligation to reimburse Teck for amounts contributed under the Teck Alliance Agreement. On February 9, 2024, the Company has received a second payment of $626,000 from Teck pursuant to the Teck Alliance Agreement to fund the alliance exploration activities for the first calendar quarter of 2024.

Subsequent to year end, Ekidos was granted the following additional exploration licenses, all located in Kazakhstan:

●	Tay, 2241-EL
●	Beskauga West, 2345-EL
●	Beskauga East, EL-2346
●	Karatol-3, 2367-EL

These licenses have been granted for initial 6-year periods, with the possibility of 5-year extensions.

As of January 26, 2024, the Company met the three-year cumulative expenditure requirements under the Beskauga Option Agreement.